UNITED STATES OF AMERICA

Before the

OFFICE OF THRIFT SUPERVISION

In the Matter of

PAMRAPO SAVINGS BANK, SLA

Bayonne, New Jersey

OTS No. 05584

Order No.: NE-08-12

Effective Date: September 26, 2008

STIPULATION AND CONSENT TO ISSUANCE OF ORDER TO CEASE AND DESIST

WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Northeast Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed Pamrapo Savings Bank, SLA, Bayonne, New Jersey, OTS Docket No. 05584 (Association) that OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Association pursuant to 12 USC § 1818(b);

WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order; and

WHEREAS, the Association desires to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to Issuance of Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraph 1 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:

Stipulation—Pamrapo Savings Bank, SLA—Page 1

1. Jurisdiction.

a. The Association is a “savings association” within the meaning of 12 USC § 1813(b) and 12 USC § 1462(4). Accordingly, the Association is “an insured depository institution” as that term is defined in 12 USC § 1813(c); and

b. Pursuant to 12 USC § 1813(q), the Director of OTS is the “appropriate Federal banking agency” with jurisdiction to maintain an administrative enforcement proceeding against a savings association. Therefore, the Association is subject to the authority of OTS to initiate and maintain an administrative cease and desist proceeding against it pursuant to 12 USC

§ 1818(b).

2. OTS Findings of Fact.

Based on its March 31, 2008 examination of the Association, OTS finds that the Association has deficiencies in the manner in which its management has implemented and overseen the Association’s Anti Money Laundering (AML) and Bank Secrecy Act (BSA) Compliance Programs, and has failed to comply with requirements of various laws and regulations, including:

a. 31 USC § 5318(h), 31 CFR § 103.120(b), and 12 CFR § 563.177 (requiring an effective AML program);

b. 12 CFR § 563.180(d) and 31 CFR § 103.18 (requiring the timely filing of accurate Suspicious Activity Reports (SARs));

c. 31 CFR § 103.22 (requiring the filing of Currency Transaction Reports (CTRs));

d. 12 CFR § 203.4(a) and Appendix A to 12 CFR Part 203 (requiring the collection, coding, and regulatory submission of loan application, origination, and purchase information);

e. 12 CFR § 230.11(b)(l)(i) (requiring the disclosure of the fee or fees for the

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payment of an overdraft in an advertisement promoting the payment of overdrafts);

f. 12 USC § 1832 (prohibiting the payment of interest on commercial checking accounts); and

g. safety and soundness standards set forth in the Interagency Guidelines Establishing Standards for Safety and Soundness, Appendix A to 12 CFR Part 570 with respect to: (i) operational and managerial standards (Section II.A); and (ii) Internal Audit System (Section II.B).

3. Consent.

The Association consents to the issuance by OTS of the accompanying Order to Cease and Desist (Order). The Association further agrees to comply with the terms of the Order upon the Effective Date of the Order and stipulates that the Order complies with all requirements of law.

4. Finality.

The Order is issued by OTS under 12 USC § 1818(b), and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC § 1818(i).

5. Waivers.

The Association waives the following:

a. The right to be served with a written notice of OTS’s charges against it as provided by 12 USC § 1818(b) and 12 CFR Part 509;

b. The right to an administrative hearing of OTS’s charges as provided by 12 USC § 1818(b) and 12 CFR Part 509;

c. The right to seek judicial review of the Order, including, without limitation, any

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such right provided by 12 USC § 1818(h), or otherwise to challenge the validity of the Order; and

d. Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes or otherwise.

6. OTS Authority Not Affected.

Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Association if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

7. Other Governmental and Non-Governmental Actions Not Affected.

The Association acknowledges and agrees that its consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Association that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.

8. Miscellaneous.

a. The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order;

b. If any provision of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions thereof shall not in any way be affected or

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impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;

c. All references to OTS in this Stipulation and the Order shall also mean any of the OTS’s predecessors, successors, and assigns;

d. The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order;

e. The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and

f. The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.

9. Signature of Directors/Board Resolution.

a. Each Director signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Association to the issuance of the Order and the execution of the Stipulation.

b. This Stipulation may be executed in counterparts by the directors after approval of execution of the Stipulation at a duly called board meeting. A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with executed original(s) of this Stipulation.

[Remainder of Page Intentionally Left Blank]

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WHEREFORE, the Association, by its directors and duly authorized officers, executes this Stipulation.

PAMRAPO SAVINGS BANK, SLA Bayonne, New Jersey		Accepted by: OFFICE OF THRIFT SUPERVISION

By:	/s/ DANIEL J. MASSARELLI	By:	/s/ MICHAEL E. FINN
	Daniel J. Massarelli Chairman of the Board		Michael E. Finn Regional Director, Northeast Region

		Date:	See the Effective Date on page 1

/s/ HERMAN BROCKMAN
Herman Brockman, Director

/s/ WILLIAM J. CAMPBELL
William J. Campbell, Director

/s/ PATRICK D. CONAGHAN
Patrick D. Conaghan, Director

/s/ ROBERT DORIA
Robert Doria, Director

/s/ DANIEL J. MASSARELLI
Daniel J. Massarelli, Director

/s/ JOHN A. MORECRAFT
John A. Morecraft, Director

/s/ KENNETH POESL
Kenneth Poesl, Director

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